UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 6, 2016

ASHFORD HOSPITALITY TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-31775	86-1062192
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas		75254
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (972) 490-9600

Check the appropriated box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On September 6, 2016, the Board of Directors (the “Board”) of Ashford Hospitality Trust, Inc. (the “Company”) appointed Fred Kleisner to the Board.
Mr. Kleisner, age 71, has held senior management positions at Morgans Hotel Group Co., Hard Rock Hotel Holdings LLC, Rex Advisors, LLC, Wyndham International, Inc., Starwood Hotels & Resorts Worldwide, Inc., Westin Hotels and Resorts, Interstate Hotels Company, The Sheraton Corporation, and Hilton Hotels, Corp. Mr. Kleisner currently serves as a director of Caesars Entertainment Corporation, Kindred Healthcare, Inc., Playtime, LLC, as member of the Board of Managers of Ambridge Hospitality, and on the Advisory Council of Michigan State University’s Broad School of Business. He previously served on the board of directors of Apollo Residential Mortgage, Inc., Hard Rock Holdings, LLC, the Museum of Arts & Design, NYC, as a Trustee/Director for the Culinary Institute of America, and as a Trustee of National Outdoor Leadership School. He holds a degree from The School of Hospitality Business at Michigan State University.
In exchange for his services as a director, Mr. Kleisner will receive the following compensation: (i) the pro-rated portion of the $90,000 annual cash retainer paid to each non-employee director in 2016 and (ii) a grant of 10,166 immediately vested shares of our common stock. Mr. Kleisner will also receive reimbursement for reasonable out-of-pocket expenses incurred in connection with his service on the Board. In connection with his appointment, Mr. Kleisner has agreed to comply with all policies, procedures, processes, codes, rules, standards and guidelines applicable to members of the Board, to maintain the confidentiality of information obtained as a member of the Board and to observe corporate governance requirements of the Company required in connection with the term of his service on the Board. The Company granted a waiver of the mandatory retirement age contained in its Corporate Governance Guideline in connection with Mr. Kleisner’s appointment.
With the appointment of Mr. Kleisner, the Board will consist of seven members, six of whom will be independent.
On September 7, 2016, the Company issued a press release announcing Mr. Kleisner’s appointment to the Board. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

Exhibit Number	Description
99.1	Press Release of the Company, dated September 7, 2016.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 7, 2016

ASHFORD HOSPITALITY TRUST, INC.

By: /s/ DAVID A. BROOKS
David A. Brooks
Chief Operating Officer and General Counsel

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)
99.1	Press Release of the Company, dated September 7, 2016.	E